SECURITIES AND EXCHANGE COMMISSION
                                                Washington, D.C. 20549


                                                       FORM 8-K


                                                    CURRENT REPORT


                                        Pursuant to Section 13 or 15(d) of the
                                            SECURITIES EXCHANGE ACT OF 1934


                                           Date of Report - January 16, 1998
                                           (Date of earliest event reported)


                                                 UNIQUE MOBILITY, INC.
                              (Exact name of registrant as specified in charter)

                                                       COLORADO
                                 (State or other jurisdiction of Incorporation)


             1-10869                                             84- 0579156
(Commission File Number)                                     (I.R.S. Employer
                                                           Identification No.)

                                    425 Corporate Circle, Golden, Colorado 80401
                             (Address of principal executive offices) (Zip Code)


                                            Registrant's telephone number,
                                          including area code:(303) 278-2002




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                                                 UNIQUE MOBILITY, INC.

                                                       FORM 8-K

                                                  ITEM OF INFORMATION



Item 2.  Acquisition or Disposition of Assets

         The Company issued the following press release on January 20, 1998 announcing the completion of the acquisition of 100 percent of the outstanding shares of Aerocom Industries, Inc., a privately-held manufacturer of precision gears:


For Further Information:

Unique Mobility                 Banchik & Associates
425 Corporate Circle            686 Alamo Pintado Rd.,Ste. B
Golden, CO 80401                Solvang, California 93101
CONTACT:                        CONTACT:
John S. Gould                   Doris Banchik
Director of Investor Relations  Principal
(303) 278-2002                  (805) 688-2340

For Immediate Release: 98-2




UNIQUE MOBILITY COMPLETES ACQUISITION OF AEROCOM INDUSTRIES, INC.

         GOLDEN,  CO.,  January  20,  1998.  .  .Unique  Mobility,  Inc.  (AMEX:
UQM)announced today that on January 16, 1998, it completed the purchase of all of the outstanding common stock of Aerocom Industries, Inc., a privately held, Boulder, Colorado based precision gear manufacturer. The acquisition price was $3,377,020 consisting of a cash payment of $337,702 and the issuance of 371,555 shares of Unique's common stock. In addition, the Company assumed $1,246,116 of existing Aerocom debt. The cash portion of the acquisition price was paid from existing cash balances of the Company.

         Aerocom Industries, Inc. is an established manufacturer of precision gears for the industrial and aerospace markets. The acquisition price was determined based upon the appraised value of Aerocom's assets plus $1.2 million of goodwill and will be accounted for under the purchase method of accounting. Unique will provide an additional $500,000 in cash to Aerocom within thirty days, for application to equipment purchases, facility construction, and other working capital requirements. Aerocom is preparing to begin construction of a new 25,000 square foot factory in Frederick, Colorado. This new facility, located between Denver and Ft. Collins, will house Aerocom's gear manufacturing operations and the motor manufacturing operations of Unique's Power Products.

     The common stock of Aerocom was acquired from Thomas J. Lang, James M. Buschy, Robert C. Jeffers and Gary P. Morton.

         Unique Mobility, Inc., one of the world's leading developers of energy efficient electric and hybrid electric vehicle systems, is a Golden, Colorado-based engineering concern and manufacturer of high efficiency permanent magnet motors and controls for automotive, aerospace, healthcare and industrial applications. For more Company information, please visit our world wide web site at http://www.uqm.com.


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         This release contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those discussed in this release. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the Company's Registration Statement on Form S-3 (file no. 23843). These forward-looking statements represent the Company's judgment as of the date of this release. The
Company   disclaims,   however,   any  intent  or  obligation  to  update  these
forward-looking statements.


                                                        ###END###


Item 7.  Financial Statements and Exhibits

         The audited financial statements of Aerocom Industries, Inc. required by paragraph (a) of Item 7 of Form 8-K and the proforma financial information required by paragraph (b) of Item 7 of Form 8-K will be filed under cover of Form 8 within 60 days of the date of this report on Form 8- K.





                                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Unique Mobility, Inc.
                                                       (Registrant)



                                                 By: /s/ Donald A. French
                                                     Donald A. French
                                                          Treasurer and
                                                          Controller
                                                        (Principal Financial and
                                                         Accounting Officer)

Date: January 20, 1998

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